U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 30, 2002


                      5G WIRELESS COMMUNICATIONS, INC.
         (Exact name of registrant as specified in its charter)


                                       Nevada
         (State or jurisdiction of incorporation or organization)


                                      0-28581
                           (Commission File Number)


                                    82-0351882
                 (I.R.S. Employer Identification Number)


       1350 East Flamingo Road, Suite 414, Las Vegas, Nevada       89119
              (Address of principal executive offices)          (Zip Code)

                Registrant's telephone number:  (702) 647-4877


          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 30, 2002, the Registrant entered into a Definitive Acquisition Agreement ("Agreement") with Wireless Think Tank ("WTT"). Under this Agreement, the Registrant agreed to purchase from WTT all of the outstanding shares of that company in exchange for 15,387,425 shares of restricted common stock of the Registrant, together with certain tangible and intangible WTT assets, contracts, rights, and properties, including without limitation WTT intellectual property rights (this include WTT trade marks, trade names, copyrights, and patents [domestic or foreign] necessary for its business and operations). The proprietary technology and intellectual property owned by WTT was developed by Brian Corty, now chief technology officer of the Registrant; Mr. Corty also controls WTT, thereby making this a related party transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     The Registrant has determined that this acquisition must comply with Securities and Exchange Commission rules regarding financial disclosure. Therefore, financial statements are being furnished for WTT as follows:

     (a) audited financial statements for the period from inception of WTT (May 9, 2001) through December 31, 2001; and

     (b)  pro forma financial information.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to
Item 601 of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: June 25, 2003                   By: /s/ Jerry Dix
                                       Jerry Dix, President

                                   EXHIBIT INDEX

Number                             Description

2     Definitive Acquisition Agreement between the Registrant and
      Wireless Think Tank, dated April 30, 2002 (incorporated by reference to Exhibit 2 of the Form 8-K filed on August 13, 2002).



                              Michael Deutchman
                          Certified Public Accountant
                          350 Fifth Avenue, Suite 3304
                           New York, New York, 10118
                                 (212) 971-1308

                           INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders

I have audited the accompanying consolidated balance sheets of 5G Wireless Think Tank, Inc. (the "Company) as of December 31, 2001 and the related consolidated statement of losses, deficiency in stockholders' equity, and cash flows for the period from inception (May 9, 2001) to December 31, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on them based upon my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2001, and the results of its operations and its cash flows for the for the period from inception (May 9, 2001) to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As described in Note F to the Financial Statements, effective April
30, 2002 the Company became a wholly owned subsidiary of another entity.


/s/ Michael Deutchman
Michael Deutchman
Certified Public Accountant
New York, New York
June 15, 2003


                           WIRELESS THINK TANK, INC
                                BALANCE SHEET
                             DECEMBER 31, 2001

                                   ASSETS

Current Assets
Cash                                                         $         -
Accounts Receivable                                                    -
Less: Allowance for Doubtful Accounts                                  -
Other Assets                                                           -
     Total Current Assets                                              -
Total Assets                                                           0

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                       -
Loans and Notes Payable                                            1,000
          Total Current liabilities                                1,000

Long Term Liabilities
 Due to Related Parties                                                -
 Bank Debt                                                             -
          Total Long Term liabilities                                  -

Total Liabilities                                                  1,000

Commitments and Contingencies (I)                                      -

Stockholders' deficit
Common Stock , no par value;
authorized and issued 3,581,000 at
December 31, 2001                                                   1000
Paid in Capital                                                        -
Accumulated Deficit                                                    -
Total Stockholders' Equity                                         1,000
Total Liabilities and Stockholders' Equity                             0

                See Accompanying Notes to Financial Statements

                            WIRELESS THINK TANK, INC
                             STATEMENT OF OPERATIONS
           PERIOD FROM INCEPTION (MAY 9, 2001) TO DECEMBER 31, 2001

Revenues:
 Licensing                                                    $       -
 Services                                                             -
 Other                                                                -
   Total Revenues                                                     -

Expenses:
Selling General and Administrative
Depreciation and Amortization                                         -
Commitment Fee                                                        -
Total                                                                 -
   Operating Loss                                                     -

Interest Expense                                                      -

Net Loss (Basic and Fully Diluted)                                    -

Net Loss per Common Share                                             -

Weighted Average Common Shares Outstanding                    3,581,000

                See Accompanying Notes to Financial Statements

                          WIRELESS THINK TANK, INC.
                      STATEMENTS OF SHAREHOLDERS' EQUITY
       PERIOD FROM INCEPTION (MAY 9, 2001) TO DECEMBER 31, 2001


                                                            Common
                                            Common          Stock       Paid-In     Accumulated
                                            Shares          Amount      Capital        Deficit      Total
<SS>
Balance May 9, 2001                              -      $        -      $      -   $      -      $       -

Shares Issued in Connection with
Formation                                3,581,000           1,000             -          -          1,000

Net Loss                                                                                  -              -

Balance At December, 31, 2001            3,581,000           1,000             -          -          1,000

Net Loss                                                                             (165,141)  $(165,141)


                            See Accompanying Notes to Financial Statements

                                        WIRELESS THINK TANK, INC.
                                    CONDENSED STATEMENT OF CASH FLOWS
                       PERIOD FROM INCEPTION (MAY 9, 2001) TO DECEMBER 31, 2001


Cash (Used) in  From Operating Activities                          $        -

Cash (Used) in Investing Activities                                         -

Cash Flows from Financing Activities                                        -

Net Decrease in Cash                                                        -

Cash At The Beginning of the Period                                         -

Cash At The End of the Period                                               -

Supplemental Disclosures:
     Income Taxes paid for the period                                       -

                     See Accompanying Notes to Financial Statements


                               WIRELESS THINK TANK, INC.
                             NOTES TO  FINANCIAL STATEMENTS

NOTE A - ORGANIZATION AND NATURE OF BUSINESS

Wireless Think Tank, Inc. ("Company") was incorporated on May 9, 2001 under the laws of the State of New York.

The Company provides a potentially patentable and innovative wireless technology. The primary thrust of the Company's business model focuses on developing equipment for wireless local loops access. Revenues are expected as the result of the delivery of broadband access to residential and business subscribers, web hosting and design, and engineering consulting services.

NOTE B- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the company and its wholly owned subsidiaries all significant inter company transactions and balances have been eliminated in consolidation.

Revenue Recognition

The Companies primary revenues are generated from the sale of Internet subscriptions and other related services. Subscription revenues are partially received as an up front activation fee and monthly recurring revenues that vary. Revenues are recognized as earned on a pro rata basis. Additional revenues come by way of licensing. All licensing revenues are recognized when the earnings process has been completed.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Segment Information

The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company's principal operating segment.

Concentrations of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and related party receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was at December 31, 2001.

Net Loss Per Share

The Company adopted SFAS No. 128, "Earnings per Share." Basic loss per share is computed by dividing loss available to common shareholders by the weighted-average number of common shares available. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recently issued Accounting Pronouncements

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No. 145 updates, clarifies, and simplifies existing accounting pronouncements. This statement rescinds SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Accounting Principles Board No. 30 will now be used to classify those gains and losses. SFAS No. 64 amended SFAS No. 4 and is no longer necessary as SFAS No. 4 has been rescinded. SFAS No. 44 has been rescinded as it is no longer necessary. SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-lease transactions. This statement also makes technical corrections to existing pronouncements. While those corrections are not substantive in nature, in some instances, they may change accounting practice. The Company does not expect adoption of SFAS No. 145 to have a material impact, if any, on its financial position or results of operations.
In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF Issue 94-3, a liability for an exit cost, as defined, was recognized at the date of an entity's commitment to an exit plan. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002 with earlier application encouraged. The Company does not expect adoption of SFAS No. 46 to have a material impact, if any, on its financial position or results of operations.

In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. This statement is not applicable to the Company.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," an amendment of SFAS No. 123. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. This statement is effective for financial statements for fiscal years ending after December 15, 2002. SFAS No. 148 will not have any impact on the Company's financial statements as management does not have any intention to change to the fair value method.

Advertising

The Company follows the policy of charging the costs of advertising to expenses incurred. The Company incurred no advertising costs during the period from inception (May 9, 2001) to December 31, 2001

Comprehensive Income

The Company utilizes SFAS No. 130, "Reporting Comprehensive Income."
This statement establishes standards for reporting comprehensive income and its components in a financial statement.  Comprehensive income as defined includes all changes in equity (net assets) during
a period from non-owner sources.   Examples of items to be included
in comprehensive income, which are excluded from net income, include
foreign currency translation adjustments and   unrealized gains and
losses on available-for-sale securities. Comprehensive income is not presented in the Company's financial statements since the Company did not have any of the items of comprehensive income in any period presented.

Research and Development

The Company accounts for research and development costs in accordance with SFAS No. 2 ("SFAS 2"), "Accounting for Research and Development Costs." Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred.

Segment Information

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company's principal operating segment.

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including cash, accounts receivable, prepaid expenses and other current assets, intangible assets, other assets, short-term notes payable, loan payable-related party, convertible debt, accounts payable, accrued liabilities, and customer deposits, the carrying amounts approximate fair value due to their short maturities.

NOTE C - RELATED PARTY TRANSACTIONS

The Company has entered into various consulting arrangements with stockholders and board members.

NOTE D - INCOME TAXES

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

NOTE E - COMMITMENTS AND CONTINGNECIES

Employment and Consulting Agreements

The Company has several agreements with employees to provide organizational services and various consulting agreements with outside contractors

Litigation

The Company is subject to other legal proceedings and claims that arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have material adverse effect on its financial position, results of operations or liquidity.

NOTE F - SUBSEQUENT EVENT

On April 30, 2002, the 5G Wireless Communications, Inc. completed an acquisition with the Company, acquiring 100% interest. The Company was issued 15,387,425 shares of the 5G Wireless Communications, Inc.'s common stock in exchange for all the common stock of the Company.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of the outstanding common shares of Wireless Think Tank, Inc., a New York corporation ("Company"), in exchange for 15,387,425 shares of common stock of 5G Wireless Communications, Inc., a Nevada corporation
("5G Wireless").

The Pro Forma Financial Information included herein reflects the use of the purchase method of accounting for the above transaction. The acquisition of the Company closed on April 30, 2002. The pro forma financial data is based on certain assumptions and adjustments described in the notes thereto and should be read in conjunction with the historical financial statements of 5G Wireless and subsidiary.

The pro forma financial data is provided for comparative purposes only and does not purport to represent the actual financial position or results of operations of 5G Wireless and subsidiary that actually would have been obtained if the Wireless Think Tank, Inc. acquisition had been consummated on the date specified, nor is it necessarily indicative of the results of operations that may be achieved in the future.

The Pro Forma Condensed Consolidated Balance Sheet gives effect to the transaction as if it had occurred on December 31, 2001. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of 5G Wireless and the Company for the three months ended March 31, 2002.

                      5G WIRELESS COMMUNICATIONS, INC.
                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 2001
                                  (Unaudited)



                                                  Wireless
                            5G Wireless           Think Tank       Adjustments      Total
Assets                      $      2,053                                           $     2,053

Liabilities                      353,889          $   1,000                            354,889

Stockholders'Equity
Common Shares                     41,168              1,000       (a)$    (1000)
                                                                  (b)    15,387         56,555

Paid in Capital                6,128,502

Retained earnings             (6,521,506)                         (c)  (769,371)    (7,290,877)


(a)  Retirement of  Wireless Think Tank, Inc. shares.

(b)  Issuance of 15,387,425 shares of 5G Wireless Communications, Inc.

(c)  Charge for share issuance at $0.50 per share.

                              5G WIRELESS COMMUNICATIONS, INC.
                    PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         FOR THE THREE MONTHS ENDED MARCH 31, 2002



                                                  Wireless
                            5G Wireless           Think Tank       Adjustments      Total

Income                     $          -           $     1,825                     $     1,825

Expenses                      3,450,170               167,282     (a)    769,371    4,386,823

Net Loss                     (3,450,170)             (165,457)          (769,371)  (4,384,998)

(Loss) Per Share                  (0.05)                (0.04)                          (0.05)


(a)  Issuance of 15,387,425 shares of 5G Wireless Communications,
Inc.: Charge for share issuance at $0.50 per share.